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SAFECO CORPORATION Organization Chart                                       F-15
December 31, 1998                                                     Exhibit 21
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SAFECO Corporation (Washington)
(ownership percentages are 100% except where indicated)

         1. SAFECO Insurance Company of America (WA)
               A. SAFECO Management Corporation (NY)
               B. SAFECO Surplus Lines Insurance Company (WA)

         2. General Insurance Company of America (WA)

         3. First National Insurance Company of America (WA)

         4. American States Financial Corporation (IN)
               A. American States Insurance Company (IN)
                  a) American Economy Insurance Company (IN)
                       i) American States Insurance Company of Texas (TX)
                  b) American States Preferred Insurance Company (IN)
                  c) American States Life Insurance Company (IN)
                  d) Insurance Company of Illinois (IL)
                  e) City Insurance Agency, Inc. (IN)

         5. SAFECO National Insurance Company (MO)

         6. SAFECO Insurance Company of Illinois (IL)

         7. SAFECO Life Insurance Company (WA)
               A. SAFECO National Life Insurance Company (WA)
               B. First SAFECO National Life Insurance Company of New York (NY)
               C. Empire Life Insurance Company (WA)

         8. SAFECO Assigned Benefits Service Company (WA)

         9. SAFECO Administrative Services, Inc. (WA)
               A. Employee Benefit Claims of Wisconsin, Inc. (WI)
               B. Wisconsin Pension and Group Services, Inc. (WI)

        10. SAFECO Credit Company, Inc. (WA)


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                                                                            F-15
SAFECO CORPORATION Organization Chart                                 Exhibit 21
December 31, 1998                                                      Continued
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       11. SAFECO Properties, Inc. (WA)

               A. SAFECARE Company, Inc. (WA)
                  a) RIA Development, Inc. (WA)
                  b) S.C. Bellevue, Inc. (WA)
                  c) S.C. Marysville, Inc. (WA)
               B. Winmar Company, Inc. (WA)
                  a) Capitol Court Corporation (WI)
                  b) Kitsap Mall, Inc. (WA)
                  c) SCIT, Inc. (MA)
                  d) Winmar Cascade, Inc. (WA)
                  e) Winmar Metro, Inc. (WA)
                  f) Winmar Northwest, Inc. (WA)
                  g) Winmar Oregon, Inc. (OR)
                       i)    North Coast Management, Inc. (OR)
                       ii)   Pacific Surfside Corporation (OR)
                       iii)  Washington Square, Inc. (WA)
                       iv)   Winmar of Jantzen Beach, Inc. (OR)
                       v)    W-P Development, Inc. (OR)
                  h) Winmar Redmond, Inc. (WA)
                  i) Winmar of Kitsap, Inc. (WA)
                  j) Winmar of Texas, Inc. (TX)
                  k) Winmar of the Desert, Inc. (CA)

       12. SAFECO Asset Management Company (WA)

       13. SAFECO Securities, Inc. (WA)

       14. SAFECO Services Corporation (WA)

       15. SAFECO Trust Company (WA)


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                                                                            F-15
SAFECO CORPORATION Organization Chart                                 Exhibit 21
December 31, 1998                                                      Continued
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      16. General America Corporation (WA)
               A. F.B. Beattie & Co., Inc. (WA)
                  a) F.B. Beattie Insurance Services, Inc. (CA)
               B. General America Corporation of Texas (TX)-(Attorney-in-fact)
                  for:
                  a) American States Lloyds Insurance Company (TX)
                  b) SAFECO Lloyds Insurance Company (TX)
               C. Goldware & Taylor Insurance Services (CA)
               D. R.F. Bailey (Underwriting Agencies), LTD. (UK)
               E. Talbot Financial Corporation (WA)
                  a) Talbot Agency, Inc. (NM)
                    i)    BHJ, Inc. (WY)
                    ii)   Boney Moore and Talbot, Inc. (NM)
                    iii)  Glacier Insurance, Inc. (MT)
                    iv)   J. Dorr Forbes, Inc. (WA)
                    v)    Hemet Insurance Service (CA)
                    vi)   Newport Financial Corporation (IL)
                    vii)  SAFECO Investment Services, Inc. (WA)
                    viii) Talbot Agency of California, Inc. (CA)
                    ix)   Talbot Agency of Texas, Inc. (TX)
                    x)    Talbot Financial Services of Hawaii, Inc. (HI)
                    xi)   Tandy & Wood, Inc. (ID)
               F. SAFECO Select Insurance Services, Inc. (CA)

      17. SAFECO UK, Limited

      18. SAFECO Capital Trust I (WA)


Note:     Certain inactive companies are not shown.